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                                                                   EXHIBIT 99.1

                               [INDUS LETTERHEAD]


                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                          OF INDUS INTERNATIONAL, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Indus International, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas R. Madison, Jr., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Thomas R. Madison, Jr.
------------------------------------
Thomas R. Madison, Jr.
Chairman and Chief Executive Officer
November 14, 2002

                               [INDUS LETTERHEAD]


                      STATEMENT OF CHIEF FINANCIAL OFFICER
                          OF INDUS INTERNATIONAL, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Indus International, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey A. Babka, Executive Vice President Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jeffrey A. Babka
------------------------------------------
Jeffrey A. Babka
Executive Vice President Finance and
Administration and Chief Financial Officer
November 14, 2002